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                                                                   EXHIBIT 10.16

                             EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT (this "Agreement"), dated as of May 26, 2000 (the "Effective Date"), between The Wiser Oil Company, a Delaware corporation (the "Company"), and George K. Hickox, Jr. (the "Employee").

     WHEREAS, the Company desires to employ the Employee, and the Employee desires to be employed by the Company, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Employee hereby agree as follows:

      1.  Employment.  The Company agrees to employ the Employee, and the
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Employee agrees to undertake employment with the Company, for the period set forth in Paragraph 2, in the positions and with the duties and responsibilities set forth in Paragraph 3, and upon the other terms and conditions herein provided.

      2.  Term.  The employment of the Employee by the Company as provided in
          ----
Paragraph 1 shall be for a period commencing on the Effective Date and ending upon the second anniversary thereof unless further extended or sooner terminated as herein provided (the "Employment Term"). The Employment Term may be extended for such additional period as may from time to time be mutually agreed upon in writing between the parties hereto.

      3.  Position and Duties.
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     (a)  During the Employment Term, the Employee shall serve as Chief
Executive Officer and (to the extent elected or appointed as a director of the Company) Chairman of the Board of the Company, accountable only to the Board of Directors of the Company (the "Board"). In such capacities, the Employee shall perform the duties of Chief Executive Officer and Chairman of the Board, as set forth in the Company's Bylaws, as they may be amended from time to time, and shall have such other duties, functions, responsibilities, and authority commensurate with such offices as are from time to time delegated to the Employee by the Board, provided that such duties, functions, responsibilities, and authority are reasonable and customary for a person serving as Chief Executive Officer and Chairman of the Board of an enterprise comparable to the Company.

     (b) During the Employment Term, the Employee shall devote a substantial majority of his time, skill, and attention and his best efforts during normal business hours to the business and affairs of the Company necessary to discharge faithfully and efficiently the duties and responsibilities delegated and assigned to the Employee herein or pursuant hereto, except for usual, ordinary, and customary periods of vacation and absence due to illness or other disability. The Company acknowledges that the Employee has outside business interests and agrees that the Employee may devote a portion of his time and attention to such business interests provided such business interests do not materially interfere with the Employee's performance of his duties
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hereunder; provided, however, in no event shall such other activities by the
Employee be deemed to materially interfere with the Employee's duties hereunder until the Employee has been notified in writing thereof by the Board and been given a reasonable period in which to cure such interference.

     (c) During the Employment Term, the Employee shall serve, if elected or appointed, as a director of the Company, as a director and officer of any subsidiary of the Company, and as a member of any committee of the Board or of the board of directors of any subsidiary of the Company.

     (d) All services that the Employee may render to the Company or any of its subsidiaries in any capacity during the Employment Term shall be deemed to be services required by this Agreement and consideration for the compensation provided for herein.

      4.  Compensation and Related Matters.
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      (a) Base Salary. During the Employment Term, the Company shall pay to the
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Employee for his services hereunder a base salary at the rate of one dollar
($1.00) per year, subject to adjustment as set forth herein, payable prior to the end of each year during the Employment Term. If during the Employment Term the Employee's base salary exceeds one dollar per year, such salary shall be paid in equal installments in accordance with the Company's standard payroll practices. In addition to base salary, the Employee may be paid bonuses in such amounts as may be determined by the Board, in its discretion.

     (b)  Base Salary Adjustments.  The base salary payable to the Employee
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hereunder may be adjusted from time to time by the Board, in its discretion.

      (c) Employee Benefits.  During the Employment Term, the Employee shall be
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entitled to participate in any and all employee benefit plans, programs, and arrangements provided by the Company to its executive officers generally, subject to and on a basis consistent with the terms, conditions, and overall administration (including eligibility and vesting requirements) of such plans, programs, and arrangements; provided, however, that, unless otherwise determined by the Board, the Employee shall not be entitled to receive any stock options, restricted stock or other similar stock-based awards under the Company's stock incentive plans.

      (d) Expenses.
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          (i)   During the Employment Term, the Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing his duties and responsibilities hereunder, in accordance with the policies, practices, and procedures of the Company from time to time in effect for its executive officers.

          (ii) During the Employment Term, the Company shall, at its sole expense, provide the Employee with a leased automobile, of a make, model, color and year reasonably

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     acceptable to him, for the Employee's business and private use while in
     Dallas, Texas on Company business. In addition, during the Employment Term, the Company shall, upon receipt of itemized vouchers for expenses, submitted to the Company on a monthly basis, reimburse the Employee for his reasonable and necessary expenses, including maintenance, repairs, gasoline and insurance, incurred in the operation of such leased automobile.

          (iii) During the Employment Term, the Company shall reimburse the Employee for all actual and reasonable expenses associated with the Employee's travel to and from Philadelphia, Pennsylvania for purposes of Company business.

          (iv) During the Employment Term, the Company shall, at its sole expense, provide the Employee with suitable alternative housing in Dallas, Texas, and shall pay or reimburse the Employee for all utility and hook-up costs associated with such alternative housing.

      5.  Termination of Employment by Company.
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      (a) Death. The Employee's employment hereunder shall terminate
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automatically upon his death.

      (b) Disability. If the Disability (as defined below) of the Employee
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occurs during the Employment Term, the Company may notify the Employee of the
Company's intention to terminate the Employee's employment hereunder for Disability. In such event, the Employee's employment hereunder shall terminate effective on the 30th day following the date such notice of termination is received by the Employee, provided that the Employee shall not have returned to the full-time performance of his duties hereunder and performed the same free of any Disability through such 30-day period. For purposes of this Agreement, the "Disability" of the Employee shall be deemed to have occurred if the Employee shall have been unable to perform substantially his duties hereunder for 90 consecutive days (excluding any leaves of absence approved by the Company) as a result of his physical or mental incapacity. If so terminated, the Employee shall be entitled to receive the amount of any insurance benefits and proceeds payable to the Employee under disability insurance programs and policies, if any, then maintained by the Company for the Employee's benefit.

      (c) Cause. The Board may terminate the Employee's employment hereunder
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for Cause (as defined below).  For purposes of this Agreement, "Cause" shall mean any of the following:

          (i) conduct by the Employee that constitutes willful misconduct, fraud, dishonesty, or a criminal act with respect to the Company or its subsidiaries;

          (ii) conviction of the Employee of a felony involving fraud, dishonesty, or moral turpitude;

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          (iii) the willful and continued failure by the Employee to substantially perform his duties hereunder; or

          (iv) the willful and material breach by the Employee of any of the provisions of this Agreement.

Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause without (i) first, notice to the Employee setting forth the reasons for the Board's intention to terminate his employment for Cause, (ii) next, an opportunity for the Employee, together with his counsel, to be heard before the Board, and (iii) thereafter, delivery to the Employee of a Notice of Termination (as defined below) from the Company, which notice shall be accompanied by a resolution duly adopted by the Board finding that, in the good faith opinion of the Board, Cause has occurred as defined hereunder.

      (d) Notice of Termination.  Any termination of the Employee's employment
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hereunder by the Company shall be communicated by a Notice of Termination to the
Employee. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) specifies the effective date of termination.

     (e)  Obligations.  If the Employee's employment hereunder is terminated by
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reason of his death or Disability or for Cause, the Company shall thereafter have no further obligations to the Employee under this Agreement, except as provided in Paragraphs 12 and 13.

     6.   Termination of Employment by Employee.  The Employee shall have the
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right to terminate his employment hereunder at any time by providing at least 30 days prior written notice of termination to the Company. Following such notice, the Employee shall continue to receive his base salary at the then current annual rate fixed herein or pursuant hereto for the period through the date of termination, provided his employment is not terminated earlier pursuant to Paragraph 5 hereof, but the Company shall not be obligated to pay any base salary or compensation (including severance pay) for any period of time after such termination. The foregoing shall not prevent the Company or the Board from terminating the Employee's employment pursuant to Paragraph 5 hereof earlier than the date of termination fixed pursuant to this Paragraph 6.

      7.  Compliance With Other Agreements.
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     (a)  The Company represents and warrants to the Employee that the execution, delivery, and performance by the Company of this Agreement have been duly authorized by all necessary corporate action of the Company and do not and will not conflict with or result in a violation of any provision of, or constitute a default under, any contract, agreement, instrument, or obligation to which the Company is a party or by which it is bound.

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     (b)  The Employee represents and warrants to the Company that the execution, delivery, and performance by the Employee of this Agreement do not and will not conflict with or result in a violation of any provision of, or constitute a default under, any contract, agreement, instrument, or obligation to which the Employee is a party or by which he is bound.

     8.   Certain Additional Payments by the Company.  Notwithstanding
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anything to the contrary in this Agreement, in the event that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties, are hereinafter collectively referred to as the "Excise Tax"), the Company shall pay to the Employee an additional payment (a "Gross-up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed on any Gross-up Payment, the Employee retains an amount of the Gross-up Payment equal to the Excise Tax imposed upon the Payments. The Company and the Employee shall make an initial determination as to whether a Gross-up Payment is required and the amount of any such Gross-up Payment. The Employee shall notify the Company immediately in writing of any claim by the Internal Revenue Service which, if successful, would require the Company to make a Gross-up Payment (or a Gross-up Payment in excess of that, if any, initially determined by the Company and the Employee) within five days of the receipt of such claim. The Company shall notify the Employee in writing at least five days prior to the due date of any response required with respect to such claim if it plans to contest the claim. If the Company decides to contest such claim, the Employee shall cooperate fully with the Company in such action; provided, however, the Company shall bear and pay directly or indirectly all costs and expenses (including additional interest and penalties) incurred in connection with such action and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of the Company's action.
If, as a result of the Company's action with respect to a claim, the Employee receives a refund of any amount paid by the Company with respect to such claim, the Employee shall promptly pay such refund to the Company. If the Company fails to timely notify the Employee whether it will contest such claim or the Company determines not to contest such claim, then the Company shall immediately pay to the Employee the portion of such claim, if any, which it has not previously paid to the Employee.

     9.   Confidentiality.  During the Employment Term and thereafter without
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limitation of time, the Employee shall hold in strict confidence and shall not, directly or indirectly, disclose or reveal to any person, or use for his own personal benefit or for the benefit of anyone else, any trade secrets, confidential dealings, or other confidential or proprietary information of any kind, nature, or description (whether or not acquired, learned, obtained, or developed by the Employee alone or in conjunction with others) belonging to or concerning the Company or any of its subsidiaries (collectively, the "Information"), except (a) with the prior written consent of the Company duly authorized by the Board, (b) in the course of the proper performance of the Employee's duties hereunder, or (c) as required by applicable law or legal process. The provisions of this Paragraph 9 shall be inoperative as to such portions of the Information that (a) are or become generally available

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to the public other than as a result of a disclosure by the Employee in violation of this Agreement or (b) become available to the Employee on a non-confidential basis from a source that is not bound by an obligation of confidentiality to the Company. The provisions of this Paragraph 9 shall continue in effect notwithstanding termination of the Employee's employment hereunder for any reason.

     10.  Arbitration. Any controversy or claim arising out of or relating to
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this Agreement or the breach thereof, excepting any controversy or claim arising out of or relating to Paragraph 9 of this Agreement or any breach thereof, shall be settled by arbitration before an arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in Houston, Texas. In any such arbitration, the arbitrator shall not have the power to reform or modify this Agreement in any way and to that extent his powers are so limited. Neither party shall resort to litigation except to enforce or appeal from such arbitration or to enforce Paragraph 9 of this Agreement.

     If arbitration is necessary to enforce or interpret any of the Employee's rights or obligations under this Agreement, and the Employee is the prevailing party in such arbitration, the Employee shall be entitled to reimbursement by the Company for any reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which the Employee may be entitled.

      11. Withholding Taxes.  The Company shall withhold from any payments to
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be made to the Employee hereunder such amounts (including social security contributions and federal income taxes) as shall be required by federal, state, and local withholding tax laws.

      12. No Effect on Other Contractual Rights.  The provisions of this
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Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable to the Employee, or in any way diminish the Employee's rights as an employee of the Company, whether existing now or hereafter, under any employee benefit plan, program, or arrangement or other contract or agreement of the Company providing benefits to the Employee.

      13. Survival.  Neither the expiration or the termination of the term of
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the Employee's employment hereunder shall impair the rights or obligations of either party hereto which shall have accrued hereunder prior to such expiration or termination.

      14. Notices.  All notices and other communications required or permitted
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to be given hereunder by either party hereto shall be in writing and shall be given by hand delivery or by first class registered or certified United States mail, postage prepaid, return receipt requested, to the party for which intended at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

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          If to the Company, at:

               The Wiser Oil Company
               8115 Preston Road, Suite 400
               Dallas, Texas 75225-6311
               Attention:  President

          If to the Employee, at:

               George K. Hickox, Jr.
               1629 Locust Street
               Philadelphia, Pennsylvania 19103

All such notices and other communications shall be effective only upon receipt by the addressee.

      15. Entire Agreement. This Agreement constitutes the entire agreement
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between the parties hereto concerning the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to such subject matter.

      16. Binding Effect; Assignment. This Agreement shall be binding upon and
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inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns; provided, however, that the neither the Company nor the Employee shall assign or otherwise transfer this Agreement or any of the respective rights or obligations hereunder without the prior written consent of the other party hereto (except that any rights that the Employee may have hereunder at the time of his death may be transferred by will or pursuant to the laws of descent and distribution and the Company may assign this Agreement to any successor to all or substantially all its business and assets without the consent of the Employee).

      17. Amendment. This Agreement may not be modified or amended in any
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respect except by an instrument in writing signed by the party against whom such modification or amendment is sought to be enforced.

      18. Waiver. Any term or condition of this Agreement may be waived at any
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time by the party hereto which is entitled to have the benefit thereof, but such waiver shall only be effective if evidenced by a writing signed by such party, and a waiver on one occasion shall not be deemed to be a waiver of the same or any other type of breach on a future occasion. No failure or delay by a party hereto in exercising any right or power hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or power.

      19. Authority. No person, other than pursuant to a resolution of the
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Board, shall have authority on behalf of the Company to agree to modify, amend, or waive any provision of this Agreement or anything in reference thereto.

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     20.  Severability. If any provision of this Agreement is held to be
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unenforceable, (a) this Agreement shall be considered divisible, (b) such provision shall be deemed inoperative to the extent it is deemed unenforceable, and (c) in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

     21.  Governing Law. This Agreement shall be governed by and construed and
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enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

     22.  Injunctive Relief. In recognition of the fact that a breach by the
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Employee of any of the provisions of Paragraph 9 will cause irreparable damage to the Company for which monetary damages alone will not constitute an adequate remedy, the Company shall be entitled as a matter of right to obtain a restraining order, an injunction, an order of specific performance, or other equitable or extraordinary relief from any court of competent jurisdiction restraining any further violation of such provisions by the Employee or requiring him to perform his obligations hereunder. Such right to equitable or extraordinary relief shall not be exclusive but shall be in addition to all other rights and remedies to which the Company may be entitled at law or in equity, including without limitation the right to recover monetary damages for the breach by the Employee of any of the provisions of this Agreement.

     23.  Counterparts. This Agreement may be executed by the parties hereto in
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any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Employee has executed this Agreement, as of the date first set forth above.

                                  "COMPANY"

                                  THE WISER OIL COMPANY



                                  By: /s/ Andrew J. Shoup, Jr.
                                     -----------------------------------
                                     Name: Andrew J. Shoup, Jr.
                                          ------------------------------
                                     Title: President
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                                  "EMPLOYEE"


                                  /s/ George K. Hickox, Jr.
                                  --------------------------------------
                                  George K. Hickox, Jr.

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